UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 23, 2003

                                  Hydromer, Inc.
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              (Exact name of registrant as specified in its charter)



          New Jersey                   0-10683                   22-2303576
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 (State or other jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


                              35 Industrial Parkway
                             Branchburg, N.J. 08876
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (908) 526-2828

Item 5. Other Events & Regulation FD Disclosures.
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Press Release concerning a patent award to Hydromer, Inc.


                                  EXHIBIT INDEX


       Exhibit No.   Description of Exhibit
       ------------  ----------------------

       99.1          Press Release issued July 23, 2003



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Hydromer, Inc.


Date:   July 23, 2003             By:      /s/ Manfred F. Dyck
                                           -------------------------------------
                                           Manfred F. Dyck
                                           President and Chief Executive Officer